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                                     [DATE]

U.S. Aggregates, Inc.
400 South El Camino Real
Suite 500
San Mateo, CA  94402


Deutsche Banc Securities Inc.
135 East Baltimore Street
Baltimore, Maryland 21202

Ladies and Gentlemen:

         The undersigned understands that Deutsche Banc Securities Inc. ("Deutsche Banc"), as representative (the "Representative") of the several underwriters (the "Underwriters"), propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with U.S. Aggregates, Inc. (the "Company"), providing for the initial public offering by the Underwriters, including the Representative, of common stock (the "Common Stock"), of the Company (the "Public Offering").

In consideration of the Underwriters' agreement to make the Initial Public Offering and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, without the prior written consent of Deutsche Banc, the undersigned will not, directly or indirectly offer, sell, pledge, contract to sell, (including any short sale), grant any option to purchase or otherwise dispose of any shares of Common Stock (including, without limitation, shares of Common Stock of the Company which may be deemed to be beneficially owned by the undersigned on the date hereof in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock which may be issued upon exercise of a stock option or warrant) or enter into any Hedging Transaction (as defined below) relating to the Common Stock (each of the foregoing referred to as a "Disposition") for a period of 180 days after the effective date of the registration statement relating to the Public Offering (the "Lock-Up Period"). The foregoing restriction is expressly intended to preclude the undersigned from engaging in any Hedging Transaction or other transaction which is designed to or reasonably expected to lead to or result in a Disposition during the Lock-Up Period even

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U.S. Aggregates, Inc.
Deutsche Banc Securities Inc.
[DATE]
Page
2

if the securities would be disposed of by someone other than the undersigned. "Hedging Transaction" means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.

         Notwithstanding the foregoing, the undersigned may transfer any or all of the Shares by gift, will or intestacy; provided, however, that in any such case it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Shares subject to the provisions of this Agreement, and there shall be no further transfer of such Shares except in accordance with this Agreement.

         Without limiting the restrictions herein, any Disposition by the undersigned shall remain at all times subject to applicable securities laws, including without limitation the resale restrictions imposed by Rule 144 promulgated under the Securities Act of 1933.

         The undersigned agrees that the Company may, and that the undersigned will, (i) with respect to any shares for which the undersigned is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such shares on the transfer books and records of the Company and (ii) with respect to any shares for which the undersigned is the beneficial holder but not the record holder, cause the record holder of such shares to cause the transfer agent for the Company to note stop transfer instructions with respect to such shares on the transfer books and records of the Company.

         The undersigned understands that the Company, the Underwriters and the Representatives will proceed with the Public Offering in reliance on this Lock-up Agreement.

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U.S. Aggregates, Inc.
Deutsche Banc Securities Inc.
[DATE]
Page
3

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                               Very truly yours,


                                               ___________________________
______

Number of shares owned or                      Certificate numbers:
subject to warrants, options
or convertible securities:

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